SUMMARY PROSPECTUS
Delaware VIP® International Value Equity Series — Standard Class

April 30, 2010

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2010, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	STANDARD
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.85%
	Distribution and service (12b-1) fees	none
	Other expenses	0.18%
	Total annual series operating expenses	1.03%

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$ 105
	3 years	$ 328
	5 years	$ 569
	10 years	$1,259

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 37% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in equity securities that provide the potential for capital appreciation. At least 65% of the Series’ total assets will be invested in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income outside of the United States. The Series may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Series will invest at least 80% of its assets in equity securities (80% policy).

The Series’ investment manager, Delaware Management Company (Manager or we), will search for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor.

The Manager believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the Manager’s estimate of intrinsic value. The Manager focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Series:

-	Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the Manager’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

-	The Manager places emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The Manager constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Other principal risks include:

Risk	Definition
Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Counterparty risk
The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

HOW HAS THE DELAWARE VIP® INTERNATIONAL VALUE EQUITY SERIES PERFORMED?

The bar chart and table below can help you evaluate the risks of investing in the Series. The bar chart shows how annual returns for the Series’ shares have varied over the past 10 calendar years. The table shows the Series’ average annual returns for the 1-, 5-, and 10-year periods compared to a broad-based securities index. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 23.10% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.65% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years
Delaware VIP International Value Equity Series – Standard Class	34.73%	2.63%	4.56%
MSCI EAFE Index (gross) (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%
MSCI EAFE Index (net) (reflects no deduction for fees or expenses)	31.78%	3.54%	1.17%
The Series’ returns above are compared to the performance of the MSCI EAFE Index. The Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the United States and Canada. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Series
Edward A. “Ned” Gray, CFA	Senior Vice President, Senior Portfolio Manager	May 2006
Todd A. Bassion, CFA	Vice President, Portfolio Manager	May 2006

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at net asset value (NAV). Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

Shares of the Series must be purchased through variable annuity contracts or variable life insurance contracts (variable contracts). Because shares of the Series must be purchased through variable contracts, such distributions will be exempt from current taxation if left to accumulate within the variable contracts. You should refer to your contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-878 [12/09] DG3 15050 4/10	Investment Company Act File No. 811-05162